                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):   June 17, 1996




                      AMERICAN EDUCATIONAL PRODUCTS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                           0-16310                          84-1012129
- - ----------------           ------------------------           -----------------
(State or other            (Commission file number)           (Employer Identi-
incorporation                                                     fication No.)




       5350 Manhattan Circle, Suite 210, Boulder, Colorado         80303
       -----------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (303) 543-0123
     --------------------------------------------------------------------




         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2:   DISPOSITION OF ASSETS
- - --------------------------------

     On June 17, 1996, AEP Media Corp., d/b/a Churchill Media, ("AEP Media"), a wholly-owned subsidiary of American Educational Products, Inc. (the "Company") completed the sale of substantially all of its assets to New SVE, Inc. an Illinois corporation ("New SVE").

     The assets consisted of substantially all of the assets used by AEP Media in connection with its educational audio visual materials production and distribution business operating under the name Churchill Media, including inventory, accounts receivable, furniture, fixtures and equipment, service rights, licenses, service marks, proprietary titles, copyrights, customer lists, contracts and general intangible assets, including the trademark "Churchill Media."

     In consideration for the Churchill Media assets, New SVE paid to AEP Media $1 million at closing. In addition, New SVE has agreed to pay AEP Media an amount equal to ten percent (10%) of New SVE's future net sales of AEP Media's proprietary titles made at any time during the four (4) year period after closing. Future payments to AEP Media will not be less than $50,000 per year, and are subject to a $750,000 aggregate maximum during the four (4) year period. The Company utilized the proceeds of the sale to reduce certain indebtedness, including accounts payable attributable to the Churchill Media operations prior to closing, and outstanding balances under the term loan with its primary lender.

     The effective date of the sale was June 17, 1996.

     New SVE is a wholly-owned subsidiary of Society For Visual Education, an Illinois corporation.

     Following the closing, the Company will continue to act as a holding company for AEP Media and the Company's remaining operating subsidiaries:
Scott Resources, Inc. and Hubbard Scientific, Inc.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
- - ------------------------------------------

     (a)  Financial Statements of Business Acquired
          -----------------------------------------
                        Not applicable.

     (b)  Pro Forma Financial Information
          -------------------------------

          Included herewith is the Pro Forma Financial Information required pursuant to Article 11 of Regulation SB.

     (c)  Exhibits
          --------

          1.0       Asset Purchase Agreement dated as of June 12, 1996.

                                      AMERICAN EDUCATIONAL PRODUCTS, INC.
                                            PROFORMA BALANCE SHEET
                                             as of March 31, 1996
                                                  (Unaudited)

                                                                   PROFORMA ADJUSTMENTS
                                                         ---------------------------
                                       Consolidated,       Assets                            As
                                        As Reported         Sold        Adjustments       Adjusted
                                       ------------     ------------    -----------     ------------
ASSETS
- - ------
CURRENT ASSETS
   Cash                                   $220,000                                         $220,000
   Trade receivables, net                1,747,000         $394,000                       1,353,000
   Royalties receivable                                                $168,000  C.         168,000
   Inventories                           2,618,000          207,000                       2,411,000
   Prepaid advertising cost                280,000          136,000                         144,000
   Other                                    75,000            4,000                          71,000
                                       ------------     ------------    -------         ------------
   TOTAL CURRENT ASSETS                  4,940,000          741,000     168,000           4,367,000

PROPERTY AND EQUIPMENT, net              4,233,000          217,000                       4,016,000

VIDEO LIBRARY, net                       1,390,000          773,000                         617,000

INTANGIBLE ASSETS, net                     474,000                                          474,000

OTHER ASSETS                               149,000           88,000     267,000  C.         328,000
                                       ------------     ------------    -------         ------------
TOTAL ASSETS                           $11,186,000       $1,819,000    $435,000          $9,802,000
                                       ===========       ==========    ========          ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
- - ------------------------------------
CURRENT LIABILITIES
   Note payable                         $1,345,000                                       $1,345,000
   Current maturities of long-term
      debt                               1,412,000                     (400,000) A.       1,012,000
   Accounts payable                      1,193,000                     (305,000) B.         888,000
   Accrued expenses                        586,000                      (95,000) B.         491,000
                                       ------------                     -------         ------------
   TOTAL CURRENT LIABILITIES             4,536,000                     (800,000)          3,736,000

LONG TERM DEBT, less current maturities  1,990,000                     (200,000) A.       1,790,000

STOCKHOLDERS' EQUITY
   Common stock and paid in capital      6,112,000                                        6,112,000
   Retained earnings                    (1,452,000)                    (384,000) D.      (1,836,000)
                                       ------------                    ---------        ------------
   TOTAL STOCKHOLDERS' EQUITY            4,660,000                     (384,000)          4,276,000
                                       ------------                    ---------        ------------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                $11,186,000                  ($1,384,000)         $9,802,000
                                       ===========                  ============         ==========

FOOTNOTES

A. The Company's primary lender has reserved the right to use the proceeds from sale to reduce certain borrowings under term notes in proportions and amounts to be determined by the lender at a later date.

B. Proceeds from sale will be used to pay all accounts payable and accrued expenses related to Churchill
   Media.

C. A portion of the purchase price is payable over the next four years based on future sales of Churchill
   Media product.  The receivable is based upon estimates of future sales and has been discounted for the time value of money.  The significant estimates used in the calculation may differ from actual future results.

D. Proforma loss on sale.

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                                      AMERICAN EDUCATIONAL PRODUCTS, INC.
                                       PROFORMA STATEMENT OF OPERATIONS
                                     for the Year ended December 31, 1995
                                                  (Unaudited)

                                                            PROFORMA ADJUSTMENTS
                                                         --------------------------
                                       Consolidated,     Operations                          As
                                        As Reported         Sold        Adjustments       Adjusted
                                       ------------      ----------     -----------       ---------
INCOME:
   Net sales                           $20,333,000       $2,391,000     $44,000  A.     $17,986,000
   Cost of goods sold                   11,985,000        1,119,000      28,000  A.      10,894,000
                                       ------------     ------------    -------         ------------
      Gross profit                       8,348,000        1,272,000      16,000           7,092,000

OPERATING EXPENSES:
   Advertising and catalog costs         2,915,000           89,000                       2,826,000
   Other marketing                       2,824,000        1,198,000                       1,626,000
                                       ------------     ------------                    ------------
      Total marketing                    5,739,000        1,287,000                       4,452,000

   General and administrative            3,210,000          571,000                       2,639,000
   Impairment of assets                  3,297,000        3,027,000                         270,000
                                       ------------     ------------                    ------------
      Total Operating Expenses          12,246,000        4,885,000                       7,361,000
                                       ------------     ------------                    ------------
OPERATING INCOME (LOSS)                 (3,898,000)      (3,613,000)     16,000            (269,000)

OTHER INCOME (EXPENSE):
   Gain on sale of assets                1,092,000                0                       1,092,000
   Other income                             84,000            1,000                          83,000
   Interest expense                       (874,000)          (5,000)     69,000  B.        (800,000)
                                       ------------     ------------    -------         ------------
      Net other income (expense)           302,000           (4,000)     69,000             375,000
                                       ------------     ------------    -------         ------------
INCOME (LOSS) BEFORE INCOME TAXES       (3,596,000)      (3,617,000)     85,000             106,000

Income tax benefit                         620,000          620,000                               0
                                       ------------     ------------                    ------------
NET INCOME (LOSS)                      ($2,976,000)     ($2,997,000)    $85,000            $106,000
                                       ------------     ------------    -------         ------------
Earnings (loss) per common share            ($0.72)                                           $0.03
                                            =======                                           =====
Average number of common
   shares outstanding                    4,122,000                                        4,122,000
                                         =========                                        =========

FOOTNOTES

A. Sales to Churchill Media from other divisions of American Educational Products, previously eliminated in consolidation.
B. Estimated interest savings after application of sale proceeds to reduce certain borrowings.

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                                      AMERICAN EDUCATIONAL PRODUCTS, INC.
                                       PROFORMA STATEMENT OF OPERATIONS
                                   for the Three Months ended March 31, 1996
                                                  (Unaudited)

                                                            PROFORMA ADJUSTMENTS
                                                         --------------------------
                                       Consolidated,     Operations                          As
                                        As Reported         Sold        Adjustments       Adjusted
                                       ------------     ------------    -----------     ------------
INCOME:
   Net sales                            $2,047,000         $502,000                      $1,545,000
   Cost of goods sold                    1,196,000          218,000                         978,000
                                       ------------     ------------                    ------------
   Gross profit                            851,000          284,000                         567,000

OPERATING EXPENSES:
   Advertising and catalog costs            24,000           19,000                           5,000
   Other marketing                         534,000          252,000                         282,000
                                       ------------     ------------                    ------------
      Total marketing                      558,000          271,000                         287,000

   General and administrative              357,000           67,000                         290,000
                                       ------------     ------------                    ------------
      Total Operating Expenses             915,000          338,000                         577,000
                                       ------------     ------------                    ------------
OPERATING INCOME (LOSS)                    (64,000)         (54,000)                        (10,000)

OTHER INCOME (EXPENSE):
   Other income                                  0                0                               0
   Interest expense                       (137,000)          (1,000)    $17,250  A.        (118,750)
                                       ------------     ------------    -------         ------------
      Net other income (expense)          (137,000)          (1,000)     17,250            (118,750)
                                       ------------     ------------    -------         ------------
INCOME (LOSS) BEFORE INCOME TAXES         (201,000)         (55,000)     17,250            (128,750)

Income tax                                       0                0                               0
                                       ------------     ------------    -------         ------------
NET INCOME (LOSS)                        ($201,000)        ($55,000)    $17,250           ($128,750)
                                         ==========        =========    =======           ==========
Earnings (loss) per common share            ($0.05)                                          ($0.03)
                                            =======                                          =======
Average number of common
    shares outstanding                   4,155,000                                        4,155,000
                                         =========                                        =========

FOOTNOTES

A. Estimated interest savings after application of sale proceeds to reduce certain borrowings.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN EDUCATIONAL PRODUCTS, INC.



Dated:      July 2, 1996           By:   /s/ Clifford C. Thygesen
         --------------------            -----------------------------------
                                         Clifford C. Thygesen, President